United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 7, 2024

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Capital Market

Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Capital Market

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Digital Health Acquisition Corp. (“DHAC” or the “Company”), held its Special Meeting of Stockholders (the “Meeting”) on June 7, 2024. On April 25, 2024, the record date for the Meeting, there were 3,603,966 shares of common stock of the Company entitled to be voted at the Meeting, of which 3,233,699 shares were represented via live webcast or by proxy, which constituted quorum for the transaction of business.

For more information about the proposals set forth below, please see the Company’s Proxy Statement/Prospectus/Consent Solicitation filed with the SEC on May 13, 2024. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Meeting are as follows:

Proposal 1: The Business Combination Proposal

The Business Combination Proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,699	0	0	0

Proposals 2A-2I:  The Charter Amendment Proposals

The Charter Amendment Proposals consisted of Proposals 2A through 2I.

Proposal 2A -  Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to increase the total number of authorized shares of capital stock to (i) 100 million shares of common stock, par value $0.0001 per share, and (ii) 10 million shares of preferred stock, par value $0.0001 per share was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 2B -  Amendment to the Current Charter dividing the board of directors into three classes was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,243	1,441	15	0

Proposal 2C -  Amendment to the Current Charter that the Board or any director of the Board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 2D -  Amendment to the Current Charter to require the affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all the then outstanding shares of voting stock of the Combined Company to make any amendment to certain sections of the Amended Charter was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 2E -  Amendment to the Current Charter that the Amended and Restated Bylaws of the Combined Company may be amended by either the directors of the Board or by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 2F -  Amendment to the Current Charter to remove the waiver of the corporate opportunity doctrine with respect to DHAC was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 2G -  Amendment to the Current Charter to change the name of DHAC to “VSee Health, Inc.” was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 2H -  Amendment to the Current Charter to eliminate certain provisions related to DHAC’s status as a special purpose acquisition company was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 2I -  Approval of the Second Amended and Restated Certificate of Incorporation incorporating the principal amendments set forth in Proposals 2A-2H was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 3: The Bylaws Proposal

Approval of the Amended and Restated Bylaws of DHAC effective upon the consummation of the Business Combination was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Proposal 4: The Directors Proposal

The five director nominees were elected by the following vote:

	FOR	WITHHOLD
Milton Chen	3,233,684	15
Imoigele Aisiku	3,233,699	0
Kevin Lowdermilk	3,232,253	1,446
Colin O’Sullivan	3,233,684	15
Scott Metzger	3,233,684	15

Proposal 5: The Stock Plan Proposal

The VSee Health, Inc. 2024 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,699	0	0	0

Proposal 6: The Nasdaq Merger Proposal

The issuance of more than 20% of the issued and outstanding shares of common stock of DHAC and the resulting change in control in connection with the Business Combination was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 7: The Nasdaq Quantum Financing Proposal

The issuance or potential issuance of more than 20% of the issued and outstanding shares of common stock of DHAC in connection with the Quantum Financing. was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 8: The Nasdaq Equity Financing Proposal

The potential issuance of more than 20% of the issued and outstanding shares of common stock of DHAC in connection with the Equity Financing was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 9: The Nasdaq A.G.P. Financing Proposal

The potential issuance of more than 20% of our Common Stock pursuant to a securities purchase agreement with A.G.P./Alliance Global Partners was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 10: The Nasdaq Loan Conversion Proposal

The issuance or potential issuance of more than 20% of the common stock of DHAC in connection with Loan Conversions was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 11: The Nasdaq Bridge Financing Proposal

The issuance or potential issuance of more than 20% of the common stock of DHAC in connection with the Bridge Financing was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,233,684	0	15	0

Proposal 12: The Adjournment Proposal

The adjournment proposal was not presented to the stockholders because the Company had received sufficient votes to approve Proposals 1 through 11. However, for completeness of the record, adjournment of the Special Meeting to a later date or dates, if necessary to solicit additional votes for any proposal(s) or to establish a quorum, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,232,253	1,431	15	0

Item 8.01	Other Events

In connection with the shareholders’ vote at the Meeting, no shares of Common Stock were tendered for redemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2024

DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman